EXHIBIT 10.12

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K

Addendum
to the Agreement with
Member of the Board of Directors of Freedom Finance Global PLC
dated as of July 01, 2020

Almaty                                        May 10, 2024

Freedom Finance Global PLC, a private company duly registered in the Registry of Companies of the Astana Financial Services Authority and licensed under the commercial number AFSA-A-LA-2020-0019 and Business Identification Number 200240900095 (hereinafter referred to as the Company) having its registered office at: 010017, the Republic of Kazakhstan, Nur-Sultan city, Mangilik Ave., building 55/20, office 141 represented by Chairman of the Board, Mr. Sergey Lukyanov, acting on the basis of Charter of the Company and the Resolution of Shareholder Freedom Holding Corp. as of July 24, 2020, on the one hand, and Mr. Yevgeniy Ler, citizen of the Republic of Kazakhstan, holder of identity card No. [***], issued by [***] on [***] (hereinafter referred to as the Director, member of the Board of Directors), acting on the basis of the resolution of the Shareholder of the Company dated May 10, 2024, on the other hand, hereinafter referred to as the Parties, having regard to reconsideration of remuneration of the member of the Board of Directors have entered into this Addendum to the Agreement with Member of the Board of Directors of Freedom Finance Global PLC dated as of July 24, 2020 (hereinafter referred to as the Agreement) as follows:

1.1. Change the amount of remuneration to the member of the Board of Directors in accordance with Annex to this Addendum.
1.2. All other matters not covered by this Addendum shall be governed by provisions of the Agreement.
1.3. This Addendum shall form an integral part of the Agreement and executed in two counterparts of equal legal force, one copy in Russian and English for each of the Parties.
1.4. This Addendum shall come into force from May 2, 2024.

Addresses, Banking Details and Signatures of the Parties

Company:
Freedom Finance Global PLC
Registered address:
010017, Republic of Kazakhstan,
Nur-Sultan, Mangilik El Avenue 55/20, office 141
BIN 200240900095
Bank details:
Acc. No. [***]
JSC BANK FREEDOM FINANCE KAZAKHSTAN
BIC: KSNVKZKA
Beneficiary Code: 15

/s/ S.N. Lukyanov
Mr. S.N. Lukyanov
Chairman of the Board of Directors

Director, member of the Board of Directors:
Mr. Ye. Ler

Republic of Kazakhstan, [***]
Mob.: [***]
Identity Card No. [***]
issued by [***] as of [***]. IIN [***]

/s/ Ye. Ler
Mr. Ye. Ler

Annex
to Addendum to the Agreement with
Director, member of the Board of Directors
of the Freedom Finance Global PLC
dated July 01, 2020

1.The Company sets from May 2, 2024 the following remuneration for the Director, member of the Board of Directors:
The monthly remuneration is 35,479,297 (Thirty-five million four hundred seventy-nine thousand two hundred ninety-seven) tenge (excluding contributions to compulsory social health insurance, compulsory pension contributions to the accumulative pension fund and other compulsory payments to the budget in the manner determined by the Laws of the Republic of Kazakhstan and the AIFC).

Company:
Freedom Finance Global PLC
Registered address:
010017, Republic of Kazakhstan,
Nur-Sultan, Mangilik El Avenue 55/20, office 141
BIN 200240900095
Bank details:
Acc. No. [***]
JSC BANK FREEDOM FINANCE KAZAKHSTAN
BIC: KSNVKZKA
Beneficiary Code: 15

/s/ S.N. Lukyanov
Mr. S.N. Lukyanov
Chairman of the Board of Directors

Director, member of the Board of Directors:
Mr. Ye. Ler

Republic of Kazakhstan, [***]
Mob.: [***]
Identity Card No. [***]
issued by [***] as of [***]. IIN [***]

/s/ Ye. Ler
Mr. Ye. Ler